UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/10/2008

Fairchild Semiconductor International, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15181

Delaware	043363001
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

82 Running Hill Road
South Portland, Maine 04106
(Address of principal executive offices, including zip code)

207-775-8100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 15, 2008, we filed a current report on Form 8-K to report that Anthony Lear had been elected to our board of directors. At that time our board of directors had not determined the committees of the board to which Mr. Lear would be named. On December 10, 2008, our board of directors appointed Mr. Lear to the board's audit committee. We are amending the prior Form 8-K to provide this disclosure.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fairchild Semiconductor International, Inc.

Date: December 17, 2008	By:	/s/ Paul D. Delva
Paul D. Delva
Sr. V.P., General Counsel and Secretary